EXHIBIT 10.16 - FORM OF EMPLOYMENT AGREEMENTS FOR
                EMPLOYEES OF ACTIVEPOINT ISRAEL


                                Activepoint, Ltd

                                                              Date:____________
To:
----------------------------


To the Employee:

                        EMPLOYMENT TERMS FOR THE COMPANY

We are glad to accept you to the Activepoint, Ltd. family (the "Company") and what follows are the main terms for your employment in the Company. We wish you success in your endeavor.

1. Your position in the Company will be ___________________ and you will report directly to the _________________ of the Company.

2.       BASE SALARY

You will be based a gross base salary of NIS ____________ per month for a position that will be ________% time ("Base" salary).

The Base salary will be the sole determinant of other payments when calculated relative to your salary, including for Manager's Insurance, Pension Fund, etc.

The base salary will rise when required according to that which obligates all companies.

3. Payment for overtime hours

In addition, you will be paid overtime hours for all hours that are worked beyond what is required under the Work and Rest Hours Law of 1951 - at a rate of NIS _____ per month.

4.       Annual Vacation

You will receive credit for ________ days of vacation per annum, according to the accepted vacation practices of the Company.

5.       Travel Allowance

In addition, you will receive a travel allowance of NIS ________ per month.

6.       Telephone Allowance

In addition, you will receive a telephone allowance of NIS _________ per month.

7.       General

7.1 The terms of your employment detailed in this letter are conditioned upon the Personal Employment Agreement which will be signed contemporaneously with the signing of this agreement.

7.2 All payments, social and other benefits detailed in this letter are Gross payments and will be subject to tax withholding according to the law; unless otherwise stated the Company will not take tax and other payments upon itself, but will be your exclusive responsibility.

8.       Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

With Respect,


Activepoint, Ltd.


A. I hereby agree to all terms detailed in this letter and the Personal Employment Agreement, the Appendices and other documents attached.
B. I declare with this, that I am aware that all the terms of employ detailed in the letter are personal and I commit to keeping them confidential.


-------------              ------------------                 ---------------
Signature                      Name of Employee                   Date

9. Translation Approval: (for non Hebrew/English readers)

9.1 I ___________ declare that I translated the agreement for the employee signed above and that the text of the letter and the Personal Employment Agreement and Appendices are identical to my translation to the language of
     ---------------.

----------        ----------        ---------        ----------  --------------
Name              Address  Date       Natl. ID#         Signature

Appendix A

                       CONFIDENTIALITY AND NON-COMPETITION

1. The employee has been made aware that the confidentiality of the operations of the Company are key to its success and competitive advantage.

2. In light of this, the employee commits that during the entire course of his employ at the Company and for ALL TIME after that, the employee will keep all information, as defined below, completely confidential; that no information, acquired intentionally or not, during employ at the Company will be passed to any person or other concern for compensation or without compensation; the employee commits not to make any use of this information for his own benefit or for the benefit of others, whether they are affiliated to the employee, or not.

3. "Information" in this appendix means: All information, written or oral or documented any other way (including magnetic tapes, computer programs, etc) that refers or deals with the Company directly or indirectly and is not in the public domain; that includes its business, methods and ways of development, production, research, incentives, compensation, organization, sales, names of clients, suppliers and distributors and the communications with them; that includes development plans, marketing, sales and business plans and prices; all information is included unless in the public domain or has become part of the public domain.

     "The Company" - for this appendix includes all those companies associated with it: All parent companies and subsidiaries, etc.

4. It is known to me that all the information includes, patents, samples, models, trademarks, copyrights, trade secrets, production rights, processes, designs, plans, scenarios, lists, developments, sketches, specifications, results of research or experiments, etc, existent now or in the future, whether I developed them myself or participated in their development, or not; all this is the property of the Company or its appointee, unless explicitly agreed to in writing. I hereby relinquish all rights that I have or will have to receive compensation regarding information; I further agree to co-operate with the Company and to supply it with any additional information needed to produce or establish rights for the information or other items detailed here.

5. I hereby agree and commit to take all necessary steps to guard privileged information and secrets and to assure that it will remain thus, especially during the time of my employ at the Company and after the term of my employ for an indefinite period; I will not reveal or publicize nor will I pass the information, directly or indirectly to any person or concern at all in any place they are, with the exception of other employees of the Company that are permitted to receive the information, or that which has been approved to me in writing by the company in order to fulfill my responsibilities to the company. I commit not to use the information in any way unless it is required for the fulfillment of my responsibilities to the company; I will not copy or make copies of any information not for the use of the Company.

6. All my obligations above are incumbent upon myself and any company I might form, participate in or control, in the future or the present; I will desist from forming, participating in or controlling any such company that the above obligations prevent me from establishing.

7. It is known to me that any breach of this agreement can cause monetary or other damage to the Company and that it is not possible to predict the nature and scope of said damages.

8. I agree, that regarding all that has been written and said regarding this agreement will be adjudicated, if necessary, in the appointed court in the region of Tel-Aviv-Yafo.

9. In addition, I declare and agree that any discovery or innovation of my own, or ideas, samples, or programs - together known as "discovery" - that I will create or develop during or as part of my work in the Company or in the business designation of the company, belong exclusively to the Company; this includes source code of programs and upgrades to programs that were developed by me; that I will have no claims or rights or any kind to them.

     I assign to the Company ahead of time all rights and the company can at its exclusive choosing decide to make use, or not of my innovations.

10. I agree to tell the Company immediately of any discovery, development, improvement, other methods or information that are relevant to the business or the Company.

     I agree to sign any document that will be required by the company or others acting in its name in order to protect any discovery in any country.


     NON-COMPETITION

1. The employee declares that the Company has invested large, special and expensive resources in the training of the employee and the employee therefore commits to the following:

2. During the course of employ at the Company according to his agreement and for a period of 24 months afterwards, that will start at the last day of employ at the Company for whatever reason, he will not work or be a partner, owner, shareholder, manager, employee, advisor or any other position at any business (whether incorporated or not) that competes with the Company in its activities, its business of any sort; this whether alone or with others, for compensation or without compensation, in Israel or abroad, direct or indirect. "Competition" means competing at the time of the signing of this agreement or the time at which the disallowed activities occurred, including putting the employee in the position of interested party of a competitor.

3. Without regard to what was written above, the employee commits that during the period mentioned in "paragraph 2" above he will not act in the following ways:

A. Communicate or seek to communicate, directly or indirectly with those what were clients of the Company or who did business (regular or one-time) with the company, or with customers that the Company had contact with for the purpose of selling products or giving services during the period of employ at the Company.
B. Being in contact or seeking to communicate directly or indirectly to suppliers of the company or to suppliers that the company had contact with in order to buy products or receive services during the period of employ at the Company.
C. Seek to communicate, directly or indirectly, at his initiative or at the initiative of others, to another employee of the Company or its assignee in order to cause them to leave the Company or to execute any activity whose goal is to recruit employees of the Company for work at a new place of employ or at a competitor.
D. Let it be brought to the employee's attention that because of the nature of the business of the Company, violation of my agreement of non-Competition will harm the Company and cause it heavy damages which are not able to be projected into the future.


-----------------------------                        ---------------------------
Employee                                             Company

                          PERSONAL EMPLOYMENT AGREEMENT
                    Signed in Netanya, Israel on: ___________

Between:          Activepoint, Ltd.
                  Poleg Industrial Park - South Netanya
                  (the "Company")
first party.

And:              Name:             ___________________________
                  ID:               ___________________________
                  Address: ___________________________
                  City:             ___________________________
                  Tel.:             ___________________________
                  (the "Employee")
second party.

Whereas:          The employee is employed from the date: _________________;

Whereas:          The employee declares that he has the qualifications, skills and experience necessary to fill the position as set out in this agreement;

Whereas:       the two parties are interested in arranging and determining the type and terms of employ of the Employee at the Company in this Personal Employment Agreement in writing;

THEREFORE IT IS STIPULATED, DECLARED AND AGREED BETWEEN THE TWO PARTIES AS
FOLLOWS:

1.          Preamble, Commentary and Appendices

1.1         The Preamble to the agreement is an inseparable part of it.
1.2 The paragraph titles of the agreement are for clarity only and are not to be used for interpretive purposes.
1.3 To this agreement are attached appendices and other documents that are inseparable from it and are: Appendix A - Confidentiality and non-Competitive Agreement; Appendix B - Special Conditions and Attachments.

2.          Goals of the Agreement

2.1 The goal of this agreement is to organize and determine the method and terms of the employee's employ at the Company.
2.2 The parties declare with this, that the agreement is a Personal Employment Agreement and its instructions will take precedence over previous documents, over instructions of a "union agreement" that is in effect on the sides, and/or a "union agreement" and/or other Augmentation Agreements that are in effect for both parties.

3.          The Position

3.1 The employee will be employed by the Company for the position as detailed in the Employment Terms Letter that was signed by the employee ("Employment Terms Letter")
3.2 It is agreed by the parties that the company will be allowed to transfer the employee, according to need, to another position, in writing, so long as the employment terms of the employee will not change and his standing in the company will not be materially affected.
4.          Period of Employment

4.1 The employee will be employed by the Company commencing with the date as found in the Employment Terms Letter.
4.2 Cessation of the Agreement and the period of employment of the employee will occur:
4.2.1 If the employee works for a period of less than six months (Probationary Period) and the employee asks to end his employment at the Company, he will give notice of no less than 14 days before the last day he plans to work. If the Company desires to end the employee's employment it will give notice of seven days before the last planned day of work.
4.2.2 If the employee works beyond his probationary period each side will be required to give at least 60 days notice in order to terminate the employee's employment at the company.
4.3 If the employee has been given due notice to end his employment with the Company, the Company will have the option of asking the employee not to return to work and it will pay the employee all the compensation due him for the notice period.
4.4 Let it be clarified that if the Company chooses to end the employment of the employee as written in paragraph 4.3 above, it will pay due compensation to the employee on the condition that the employee is not employed by a third party during the period of notice.

5.          Scope of the Position

5.1 The employee will be employed according to the scope of the position at the Company as described in the Employment Terms Letter.
5.2 The worker agrees to work efficiently as demanded of him by the Company according to his position. The employee agrees to execute his position in Israel or abroad according to instructions from the Company.

6.          Requirements of the Employee

6.1         The Employee commits to the company as follows:
6.1.1 During the period of employment the employee will not be employed at another company or at another position at all, directly or indirectly, for compensation or for no compensation unless he receives written permission from the Company.
6.1.2 To work with diligence, professionalism and dedication in order to execute his work with efficiency, to advance the interests of the Company and to work with complete loyalty to the Company.

6.1.3 Not to place himself in a conflict of interest with the Company and not to be put into a situation of an appearance of a conflict of interest, - and to report any situation like this that might arise.
6.1.4 Not to make use at all of the property of the Company for personal use or for the use of others.
6.1.5 Not to put himself in a situation where there will be a conflict between his interests and that of the Company; if the employee finds himself in a situation like this he will notify the Company without delay.
6.1.6 Will not accept from any person or group during the period of his employ at the Company any gratuity, direct or indirect, connected with his work at the Company, direct or indirect - and to report when any gratuity has been offered.
6.1.7 To keep completely confidential all business of the Company and to refrain from competition with it, as outlined in the agreement.

6.2 The instructions above do not limit the responsibilities of loyalty to the Company, by law.

7.          Directives and Procedures of the Company

7.1 The employee commits to scrupulously keep all the procedures and directives of the Company as they are at the time of the signing and as they might change from time to time.
7.2 "Directives and Procedures of the Company" - means - all written and oral directives and procedures given to the employee.

8.          Salary and Related Terms

8.1 The employee will receive compensation from the Company for work provided as detailed in the Employment Terms Letter.
8.2 The salary will be paid at some point between the first and the ninth (inclusive) of every month for work done the previous month.
8.3         The amount stated in the Employment Terms Letter is a gross amount;
            taxes or other charges will be deducted, according to the law.
8.4 The base salary is the only salary that will be used for determining "social" benefits if the employee is to get such benefits according to Appendix B to this agreement.
9.          Hours of Work and Rest

     The employee will receive overtime pay according to the Employment Terms Letter.

10.      Annual Vacation

     The employee will receive annual vacation according to the Employment Terms Letter and according to the Company procedures for vacation.

11.      Health Declaration

     The employee declares that to the best of his knowledge he is of sound health and can fulfill his responsibilities.

12.         Sick Pay

12.1 The employee will receive compensation for sick days according to the law so long as he provides proper medical documentation.
12.2 It is agreed, that unused sick days of the employee cannot be redeemed during or after the period of employment.

13.         Convalescence Pay

     The employee will receive Convalescence pay on an annual basis, according to the law.

14.         Military Reserve Duty

     During active reserve duty the employee will receive compensation according to the law; the worker commits to provide to the company the proper documentation on his active reserve service in order to provide it to the National Social Security Agency so that the Company can apply for and receive its due from the Agency. Non-presentation of the documentation to the Company will allow the Company to reacquire the salary paid during active reserve duty.

15.         Early Termination of Employment

     Without impinging on its rights according to the law, the Company will be entitled to terminate the employment agreement and to terminate the employment of the employee immediately and without advanced warning without termination compensation under the following circumstances:

15.1 It the employee has damaged or made wrongful use of the property of the Company and/or committed an act in bad faith against the Company and/or damaged its property or interests on purpose.
15.2 The employee committed a crime which brings disgrace upon the Company.
15.3 The employee knowingly breached his obligations according to paragraphs 18 or 19 of this agreement.

16.         Transfer of Position

16.1 The employee commits that in the event of termination of his employment, if he resigned or was terminated, if he receives notice or not, if he receives compensation or not, that he will hand over and return immediately all equipment, documents, letters, lists, reports and all other documents in his possession that relate to the Company or its business or that is affiliated to it that were in his possession during the period of his employment according to this agreement.
16.2 The employee also commits that upon termination of his employment for any reason at all, he will do everything necessary to hand over his responsibilities to whomever the Company assigns in an orderly fashion according to the procedures that are determined, properly and completely, so that his replacement can execute his job in an orderly fashion that will not cause harm to the Company.

17.         Payment and Tax Withholding
     All salary, social payments and other benefits detailed in this agreement and its appendices are gross payments and are subject to tax withholding according to the law. Unless otherwise stated, the company will not on its own pay taxes or other charges that are the complete responsibility of the employee.

18.         Intellectual Property Rights

18.1 Every discovery, creation, upgrade or idea that will be found or discovered by the employee during the period of his employment with the Company, tied to the employee's work and execution of his work at the Company, or anything tied to the businesses and activities of the Company including methods, technology, trade secrets, discoveries, service related discoveries, patents, programs, lists, diagrams, details , models, plans algorithms (Knowledge) will be the property of the Company and will belong exclusively to it. The Company is permitted to act according to its own interests and register the Knowledge in its name or in the name of any other person or group, as it deems necessary.
18.2 The employee commits to do all that is necessary from him by the Company for the purpose of knowing and defending the creations, discoveries, upgrades or ideas, anywhere that they may be, for the good of the company and for this to sign any document demanded for this purpose and to appear before any authority, as demanded.
18.3 In order to clarify any doubts, be it declared that the Company alone will have all rights indefinitely and for all locations to make use of the Information as it deems best, as determined above, including assigning licenses, exclusive or secondary and/or all dispositions of any type necessary for the uses of the Company; the employee will not get any compensation and/or rights for any of the Information.
18.4 The employee will not remove any equipment of documents form the offices of the Company unless permission is granted by his superiors.

19.      Confidentiality and Non-Competitiveness

19.1 The employee commits to the company confidentiality and non-competitiveness as detailed in Appendix A of this agreement which forms an irrevocable part of this agreement.
19.2 The employee declares that he understands that this agreement is personal and he agrees to keep its contents, including its Appendices, confidential.

20.      Waivers

     Any waivers that the company may have made specifically or not, on the rights given it according to this agreement will not be a precedent regarding an identical occurrence and cannot be used as an inference for other occurrences and will not be used by the Company regarding waivers of rights in similar circumstances.

21.      Changes and Annulments

     Any change or annulment of parts of this agreement will be made in writing and will be singed by both sides, or they will not be in effect.

22.      Exclusivity of the Agreement

22.1 This agreement is a specific and personal employment agreement and is the exclusive document for terms and conditions of the employment of the employee by the Company.
22.2 This agreement details all that which was agreed between the sides regarding employment of the employee by the Company. Any promise, term sheet or other agreement is null and void from the time of the signing of this document.

23.      Notices

     The addresses of the parties on the agreement are as determinant. Any message sent by certified mail to the address noted will be thought of as received by the addressee three days after its delivery to the Post Office, and if delivered by hand or facsimile - at the time of sending or delivery, accordingly.


                                                       Signed by Parties:


     --------------------                            ----------------------
     Company                                                  Employee